                                                                  Exhibit 10.21
                                     N281SK

                            Chautauqua Airlines, Inc.
                           2500 South High School Road
                           Indianapolis, Indiana 46241

February 23, 2001

First Security Bank, National Association
79 South Main Street
Salt Lake City, Utah 84111

General Electric Capital Corporation
201 High Ridge Road
Stamford, Connecticut 06927

Re: Participation Agreement [N281SK], dated as of February 23, 2001 (the "Participation Agreement"), among Chautauqua Airlines, Inc. (the "Lessee"), General Electric Capital Corporation ("GECC") and First Security Bank, National Association, as Owner Trustee (the "Owner Trustee"). Capitalized terms used and not defined herein shall be given the meanings assigned in the Participation Agreement.

Dear Madams/Sirs:

The parties hereto agree that this letter shall be an Operative Agreement and that for all purposes of the Participation Agreement and other Operative Agreements, the first paragraph of Section 4.02(e) of the Participation Agreement shall be deemed to be amended by adding at the end thereof:

      "In addition to the foregoing requirements, so long as GECC or an Affiliate of GECC is the Owner Participant, (x) during the first five
      (5) years of the Term, the Lessee shall not enter into any merger with or into or consolidation with, or sell, convey, transfer, lease or otherwise dispose of in one or a series of transactions all or substantially all of its assets to any Person nor shall Wexford Air Holdings, Inc. (the "Wexford Shareholder") sell any of its shares of common stock in the Lessee (collectively, a "Transaction") without the prior written consent of the Lessee, such consent not to be unreasonably withheld, unless: (a) following such Transaction, the Wexford Shareholder is the shareholder owning the greatest number of shares of common stock of the Lessee or other surviving entity; or (b) the acquiring or successor entity in such Transaction is a Certificated Air Carrier with a tangible net worth of not less than $50,000,000 or a Group III air carrier as determined under 14 CFR 241, Section 04 (or, if such determination has not been made, an air carrier with annual operating revenues of $1,000,000,000) or (c)

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      immediately following the Transaction, Lessee receives and retains net proceeds of at least $25,000,000; and (y) clause (2) of the proviso in the immediately preceding sentence shall not apply during the first five (5) years of the Term with respect to any Transaction that otherwise fully satisfies any one of the conditions set forth in subclauses (a), (b) or
      (c) in clause (x) of this paragraph.

      The agreement stated in this letter is for the sole benefit of GECC and its Affiliates and shall terminate if at any time GECC or an Affiliate ceases to be the Owner Participant. Each party agrees that it will not disclose the terms of this letter (other than to its accountants, attorneys, agents or consultants), including to potential assignees, except as required by law.

      If you agree with the terms of this letter, please so indicate by executing the letter where indicated below.

                            [SIGNATURE PAGE FOLLOWS]

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Very truly yours,

CHAUTAUQUA AIRLINES, INC.

By:  /s/ Robert H. Cooper
     ----------------------------
     Name:  Robert H. Cooper
     Title: Vice President

ACCEPTED AND AGREED:

FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Owner Trustee

By:  /s/ Greg A. Hawley
     ----------------------------
     Name:  Greg A. Hawley
     Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:  /s/ Norman Liu
     ----------------------------
     Name:  Norman Liu
     Title: Vice President



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NOTE TO EXHIBIT 10.21

The 15 additional Letter Agreements are substantially identical in all material respects to the filed Letter Agreement except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
             N265SK                           June, 2000                  General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N267SK                           June, 2000                  General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N268SK                           June, 2000                  General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N269SK                           August, 2000                General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N270SK                           August, 2000                General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N271SK                           September, 2000             General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N272SK                           September, 2000             General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N273SK                           November, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N274SK                           December, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N275SK                           December, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N276SK                           December, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N277SK                           December, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N278SK                           February, 2001              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N279SK                           January, 2001               Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N280SK                           February, 2001              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------